Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mineralys Therapeutics, Inc., a Delaware corporation (the “Company”) on Form 10-Q for the period ending March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. § 1350 as, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 9, 2024	/s/ Jon Congleton
Jon Congleton
Chief Executive Officer
(Principal Executive Officer)